Exhibit 10.4

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of July 27, 2011 (this “Agreement”), is made by and among Cyber One Agents Limited, a company incorporated in the British Virgin Islands (the “Company”), and those parties set forth on the Schedule of Shareholders attached hereto (each, a “Shareholder” and collectively, the “Shareholders”).

A. The Shareholders, among other parties, are parties to an implementation agreement (the “Implementation Agreement”), dated as of [●], 2011, pursuant to which, among other things, the Shareholders and the other parties thereto have agreed, at the Effective Time of the transactions contemplated by the Implementation Agreement, to (i) enter into a shareholders’ agreement (the “Shareholders’ Agreement”) to govern their relationship in connection with, and the conduct and operations of, the Company and its subsidiaries, and (ii) cause the Company to enter into this Agreement with the Shareholders and provide to the Shareholders (and their transferees) the registration and other rights provided herein.

B. Capitalized terms used in this Agreement are used as defined in Section 11.

Now, therefore, the parties hereto agree as follows:

1. IPO Demand. The right of Holders to require the Company to effect an IPO is set forth in clause 29 of the Shareholders’ Agreement. If the conditions to effecting an IPO in such clause of the Shareholders’ Agreement have been satisfied, then the notification to the Company demanding an IPO under clause 29.1(a) of the Shareholders’ Agreement shall constitute an “IPO Registration Request” which shall be governed by the terms of this Agreement, including Section 2(a) hereof.

2. Demand Registrations.

(a) Requests for Registration. At any time following an IPO, the Required Holders may request in writing that the Company or IPO HoldCo (as the case may be, the “Registering Entity”) effect the registration of all or any part of the Registrable Securities held by such Required Holders (a “Post-IPO Registration Request” and, together with an IPO Registration Request, a “Registration Request”). Promptly after its receipt of any Registration Request, the Registering Entity will give written notice of such request to all other Holders, and will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered by the Holders in the Registration Request or by any other Holders that have provided written notice to the Registering Entity within 30 days after the date the Registering Entity has given such Holders notice of the Registration Request, provided that, other than in connection with an IPO Registration Request, the Registering Entity will not be required to effect a registration pursuant to this Section 2(a) unless the minimum aggregate value of the Registrable Securities that are proposed to be sold in such registration by such Holders shall be at least US$50,000,000. The Registering Entity will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 2.

(b) Limitation on Demand Registrations. Following an IPO, the Registering Entity will not be obligated to effect more than five registrations pursuant to this Section 2, provided that a request for registration will not count for the purposes of this limitation if (i) the Holders of a majority of Registrable Securities covered by a particular registration determine in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration, (ii) the Registration Statement relating to such request is not declared effective within 120 days of the date such registration statement is first filed with the Commission, (iii) if, after such Registration Statement becomes effective, such Registration Statement becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, (iv) the Holders are not able to register and sell at least 80% of the Registrable Securities requested to be included in such registration, other than by reason of such Holders withdrawing their request or terminating the offering, (v) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or material breach thereunder by the Holders), or (vi) if the Registration Statement relating to such request has not remained effective until the earlier of the time when all the Registrable Securities requested to be included in such registration is sold and the end of the period described in Section 2(g). Notwithstanding the foregoing, the Registering Entity will pay all Registration Expenses in connection with any request for registration pursuant to Section 2(a) regardless of whether or not such request counts toward the limitation set forth above. The Registering Entity shall not be required to file and cause to become effective more than one registration statement in any six month period.

(c) Shelf Registrations. At any time following a Qualified IPO, the Required Holders may request in writing that the Registering Entity effect the registration described in Section 2(a) on Form S-3 (a “Shelf Registration Statement”) (provided that the Registering Entity is eligible to use such form) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act and to use reasonable best efforts to cause such registration statement to become effective and to maintain the effectiveness of such shelf registration statement with respect to such Registrable Securities in the Registering Entity of Holders participating in the registration for the period provided in Section 2(g) hereof (a “Shelf Demand Registration”). To the extent the Registering Entity is a well known seasoned issuer (a “WKSI”) (as defined in Rule 405 under the Securities Act) at the time any Required Holders make a Shelf Demand Registration, the Registering Entity shall file a Shelf Registration Statement under procedures applicable to WKSIs. The Registering Entity shall not be obligated to file more than one Shelf Demand Registration in any twelve-month period.

(d) Restrictions on Demand Registrations. The Registering Entity may postpone for a reasonable period of time, not to exceed 90 days, the filing of a prospectus or the effectiveness of a Registration Statement for a registration pursuant to this Section 2 if the Registering Entity furnishes to the Holders a certificate signed by the Chief Executive Officer of the Registering Entity, following consultation with, and after obtaining the good faith approval of, the board of directors of the Registering Entity, stating that the Registering Entity believes that such postponement is necessary in order to avoid premature disclosure of a material matter required, as determined by the Registering Entity after consultation with outside counsel, to be otherwise disclosed in the prospectus the disclosure of which the board has determined would have a material adverse effect on any proposal or plan by the Registering Entity to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, amalgamation, consolidation, tender offer or similar transaction, or otherwise would have a material adverse effect on the business, assets, operations, prospects or financial condition of the Registering Entity, provided, however, that the Registering Entity shall not be entitled to so postpone unless it shall (A) concurrently request the suspension of sales by other security holders under registration statements covering securities held by such other security holders, (B) in accordance with the Registering Entity’s policies from time to time in effect, forbid purchases and sales in the open market by senior executives of the Registering Entity, and (C) itself refrain from any public offering and open market purchases during the postponement, provided further, however, that the Registering Entity may not effect such a postponement more than once in any 360-day period. If the Registering Entity so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Holders of a majority of Registrable Securities covered by a particular registration will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count for the purposes of the limitation set forth in Sections 2(b) and 2(c). The Registering Entity shall provide written notice to the Holders of the Registering Entity’s decision to file or seek effectiveness of a Registration Statement following such postponement and the effectiveness of such Registration Statement. The Registering Entity will pay all Registration Expenses incurred in connection with any such postponed filing and any such postponed effectiveness of a Registration Statement.

(e) Selection of Underwriters. In connection with the IPO Registration Request and any other Registration Request in which the Required Holders intend to distribute the Registrable Securities by means of an underwritten offering, they will so advise the Registering Entity as a part of the Registration Request, and the Registering Entity will include such information in the notice sent by the Registering Entity to the other Holders with respect to such Registration Request. In such event, the Holders of a majority of the Registrable Securities covered by such Registration Request will have the right to select the managing underwriter to administer the offering; provided that (i) in the case of an IPO Registration Request, such underwriter shall be selected after consultation with Melco Crown Entertainment Limited and (ii) in the case of all other Registration Requests, such underwriter shall be subject to the Registering Entity’s approval which will not be unreasonably withheld, conditioned or delayed . If the offering is underwritten, the right of any Holder to registration pursuant to this Section 2 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the Holders of a majority of Registrable Securities covered by a particular registration), and each such Holder will (together with the Registering Entity and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Registering Entity, the managing underwriter and the Required Holders.

(f) Priority on Demand Registrations. The Registering Entity will not include in any underwritten registration pursuant to Section 2(a) or 2(c) any securities that are not Registrable Securities without the prior written consent of the Holders making the Registration Request. In the case of any proposed registration that is initiated by a Holder pursuant to Section 2, if the managing underwriter in good faith advises the Registering Entity that in its opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability or price per share of securities to be sold in such offering, the Registering Entity will include in such offering only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability or price per share of securities to be sold in such offering, which securities will be so included in the following order of priority: (i) first, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities so requested to be included therein by each such Holder, (ii) second, the securities the Registering Entity proposes to issue and sell for its own account, and (iii) third, other securities requested to be included in such registration pursuant to other registration rights agreements or otherwise.

(g) Effective Period of Demand Registrations. After any Registration Statement filed pursuant to Section 2(a) has become effective, the Registering Entity shall use its reasonable best efforts to keep such Registration Statement effective for a period of either (i) 180 days from the date on which the Commission declares such Registration Statement effective (or if such Registration Statement is not effective during any period within such 180 days or if disposition of Registrable Securities is suspended in the circumstances described in Section 7(b), such 180-day period shall be extended by the number of days during such period when such Registration Statement is not effective or is suspended as provided in Section 7(b)) or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period which shall terminate when all of the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement. After any Shelf Registration Statement filed pursuant to Section 2(c) has become effective, the Registering Entity agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective and usable for the resale of the Registrable Securities registered thereunder for a period ending on the first date on which all the Registrable Securities covered by such Shelf Registration Statement shall have been sold pursuant to such Shelf Registration Statement.

(h) Other Registration Rights. Except as provided in this Agreement, the Registering Entity will not grant to any holder or prospective holder of any securities of the Registering Entity registration rights with respect to such securities which are senior or pari passu to the rights granted hereunder without the prior written consent of the Holders of a majority of Registrable Securities.

3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Registering Entity proposes to register any of its securities (other than a registration on Form S-4, Form S-8 or a comparable form, or a registration of securities relating solely to an offering and sale to employees pursuant to any employee stock plan or other employee benefit plan arrangement) other than pursuant to a Registration Request (each, a “Piggyback Registration”), the Registering Entity will give prompt written notice (and in any event within 15 days after its receipt of notice of any exercise of other demand registration rights or its decision to effect a primary offering, as applicable) to all Holders of its intention to effect such a registration and will include in such registration on the same terms as the Registering Entity and the other Persons selling securities in connection with such registration all Registrable Securities with respect to which the Registering Entity has received written requests for inclusion therein within fifteen (15) days after the date of the Registering Entity’s notice. The Registering Entity’s notice shall specify, at a minimum, the number of securities proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known) and a good faith estimate by the Registering Entity of the proposed minimum offering price of such securities. Any Holder that has made such a written request may withdraw all or any part of its Registrable Securities from such Piggyback Registration by giving written notice to the Registering Entity and the managing underwriter, if any, on or before the fifteenth (15th) day prior to the planned effective date of such Piggyback Registration. The Registering Entity may terminate or withdraw any registration under this Section 3 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and except for the obligation to pay Registration Expenses pursuant to Section 3(c) the Registering Entity will have no liability to any Holder in connection with such termination or withdrawal.

(b) Underwritten Registration. If the registration referred to in Section 3(a) is proposed to be underwritten, the Registering Entity will so advise the Holders as a part of the written notice given pursuant to Section 3(a). In such event, the right of any Holder to registration pursuant to this Section 3 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting, and each such Holder will (together with the Registering Entity and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Registering Entity. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Registering Entity and the managing underwriter.

(c) Piggyback Registration Expenses. The Registering Entity will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

(d) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten primary offering on behalf of the Registering Entity, and the managing underwriters advise the Registering Entity in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities that can be sold in such registration without adversely affecting the marketability or price per share of securities to be sold in such offering, the Registering Entity will include in such registration only such number of securities that in the opinion of such underwriters can be sold without such a material and adverse effect, which securities will be so included in the following order of priority: (i) first, the securities the Registering Entity proposes to issue and sell for its own account, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities so requested to be included therein owned by each such Holder, and (iii) third, other securities requested to be included in such registration pursuant to other registration rights agreements or otherwise.

(e) Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten secondary registration on behalf of other holders of the Registering Entity’s securities, and the managing underwriters advise the Registering Entity in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities that can be sold in such registration without adversely affecting the marketability or price per share of securities to be sold in such offering, the Registering Entity will include in such registration only such number of securities that in the opinion of such underwriters can be sold without such a material and adverse effect, which securities will be so included in the following order of priority: (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration pursuant to other registration rights agreements or otherwise.

(f) Other Registrations. If the Registering Entity files a Registration Statement with respect to Registrable Securities pursuant to Section 2 or Section 3, and if such registration has not been withdrawn or abandoned, the Registering Entity will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor or similar forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days have elapsed from the effective date of the effectiveness of such Registration Statement.

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4. Registration Procedures. Subject to Section 2(d), whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Registering Entity will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Registering Entity will, as expeditiously as possible:

(a) prepare and (within 60 days after the end of the thirty-day period within which requests for registration may be given to the Registering Entity pursuant to Section 2(a) or 2(c)) file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings with FINRA and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable thereafter, provided that before filing a Registration Statement or any amendments or supplements thereto, a Prospectus included in such Registration Statement (including a preliminary Prospectus) or filed under Rule 424 of the Securities Act with the Commission, the Registering Entity will furnish to the Holders covered by such Registration Statement copies of all such documents proposed to be filed, including exhibits thereto and exhibits incorporated by reference; and the Registering Entity will give one counsel selected by the Holders of a majority of the Registrable Securities covered by such Registration Statement the opportunity to participate in the preparation of such Registration Statement, each Prospectus (including preliminary Prospectus) included therein or filed under Rule 424 of the Securities Act with the Commission, and each amendment thereof or supplement thereto, in each case at the Registering Entity’s reasonable expense in accordance with Section 5(b). Unless such counsel earlier informs the Registering Entity that it has no objections to the filing of such Registration Statement, Prospectus, amendment or supplement, the Registering Entity will not file such Registration Statement, Prospectus, amendment or supplement prior to the date that is five Business Days from the date that such Holders received such document. The Holders covered by such Registration Statement will have the opportunity to object to any information pertaining to such Holders that is contained in the Registration Statement, Prospectus, amendment or supplement, and the Registering Entity will make the corrections reasonably requested by such Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto. The Registering Entity will not, without the prior consent (which will not be unreasonably withheld, conditioned or delayed) of the Holders representing a majority of the Registrable Securities covered by such Registration Statement, make any offer relating to the Registrable Securities that would constitute a “free writing Prospectus,” as defined in Rule 405 of the Securities Act. The Registering Entity will not file any Registration Statement or amendment or post-effective amendment or supplement to such Registration Statement or any Prospectus to which such counsel will have reasonably objected in writing on the grounds that (and explaining why) such document does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for the period provided in Section 2(g), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c) furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary Prospectus, final Prospectus, all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller and any underwriter(s) reasonably request and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller and any underwriter(s) to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Registering Entity will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Registering Entity to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(f) promptly notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the Prospectus included in such Registration Statement or filed under Rule 424 of the Securities Act with the Commission contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g) promptly notify each seller of any Registrable Securities covered by such Registration Statement and the underwriter(s), if any: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such Registration Statement or to amend or to supplement such Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for any of such purposes, (iv) of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, or of the happening of any event that causes the Registering Entity to become an “ineligible issuer,” as defined in Rule 405 of the Securities Act, and (v) of the receipt by the Registering Entity of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or “blue sky” laws of any jurisdiction;

(h) use its reasonable best efforts to cause all such Registrable Securities to be listed on each Exchange on which similar securities issued by the Registering Entity are then listed or, if no similar securities issued by the Registering Entity are then listed on any Exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the Exchange in which the IPO is to be effected as provided by and in accordance with the Shareholders’ Agreement;

(i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(j) enter into such customary agreements (including underwriting agreements with customary provisions) and take all such other actions as the sellers of Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares);

(k) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Registering Entity, and cause the Registering Entity’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided that each Holder will, and will use its commercially reasonable efforts to cause each such underwriter, accountant or other agent to, (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Registering Entity and (ii) minimize the disruption to the Registering Entity’s business in connection with the foregoing;

(l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Registering Entity’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(n) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

(o) obtain one or more comfort letters, addressed to the sellers of Registrable Securities and the underwriter(s) (if any), dated the effective date of or the date of the final receipt issued for such Registration Statement (and, if such registration includes an underwritten public offering dated the date of the closing under the underwriting agreement for such offering), signed by the Registering Entity’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities being sold in such offering and such underwriter(s) reasonably request;

(p) provide legal opinions of the Registering Entity’s outside counsel, addressed to the underwriter(s) (if any) and the Holders of the Registrable Securities being sold, dated the effective date of or the date of the final receipt issued for such Registration Statement, each amendment and supplement thereto (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(q) promptly respond to any and all comments received from the Commission, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the Commission as soon as practicable and file an acceleration request as soon as practicable following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such Registration Statement or any amendment thereto will not be subject to review;

(r) furnish each seller of Registrable Securities with a copy of all documents submitted to any Exchange and all amendments thereto. In connection with any offering of Registrable Securities pursuant to this Agreement, the Registering Entity shall instruct the transfer agent and registrar of the securities to release any stop transfer orders with respect to the securities so sold;

(s) furnish to any seller of Registrable Securities such information and assistance as such seller may reasonably request in connection with any “due diligence” effort which such seller deems appropriate; and

(t) provide a CUSIP number for the Registrable Securities and use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of any seller of Registrable Securities or the underwriter(s), if any, to effect the registration of such Registrable Securities contemplated hereby.

The Registering Entity agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Registering Entity, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law.

The Registering Entity may require each Holder as to which any registration is being effected to furnish the Registering Entity with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Registering Entity may from time to time reasonably request in writing.

If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Registering Entity, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities does not necessarily make such holder a “controlling person” of the Registering Entity within the meaning of the Securities Act and is not to be construed as a recommendation by such Holder of the investment quality of the Registering Entity’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Registering Entity, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Commission or Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder.

In addition to the obligations contained in this Section 4, in connection with any Application in respect of a sale or distribution by the Holders of Registrable Securities outside the United States, the Registering Entity shall further assist and facilitate such sale or distribution, including without limitation, by providing such information as the relevant Holders may reasonably request for purposes of such Application and the related offering. Without limiting the foregoing, the assistance, documents and procedures, provisions for payment of expenses, requirement for information from Holders, indemnification and other provisions set forth in Sections 4 through 6 hereof shall apply to the Registration Statement and sale or distribution of Registrable Securities, with such reasonable and necessary adjustments as would customarily apply in the applicable jurisdictions where the public offering and the Registration Statement is made, and with all references herein to United States securities laws being deemed replaced by references to applicable provisions of local law, regulation or stock exchange requirements in such jurisdictions.

5. Registration Expenses.

(a) Except as otherwise provided for herein, all expenses incidental to the Registering Entity’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, listing application fees, transfer agent’s and registrar’s fees, costs of distributing Prospectus in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Registering Entity and all independent certified public accountants, underwriters and other Persons retained by the Registering Entity (all such expenses, “Registration Expenses”), will be borne by the Registering Entity, and the Registering Entity will also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities on an Exchange. All Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

(b) In connection with each registration initiated hereunder, the Registering Entity shall reimburse the Holders covered by such registration or sale for the reasonable fees and disbursements of one law firm (and one local counsel) chosen by Holders holding a majority of the Registrable Securities to be included in the applicable registration. The amount of reimbursement under this Section 5(b) is limited to US$1,300,000 in respect of a registration initiated in connection with an IPO, and US$800,000 in the aggregate for all other registrations initiated hereunder.

(c) The obligation of the Registering Entity to bear the expenses described in Section 5(a) and to reimburse the Holders for the expenses described in Section 5(b) shall apply irrespective of whether any sales of Registrable Securities ultimately take place.

6. Indemnification.

(a) The Registering Entity agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its Affiliates and their respective officers, directors, employees and partners and each Person who controls such Holder (within the meaning of the Securities Act) against, and pay and reimburse such Holder, Affiliate, director, officer, employee or partner or controlling person for any losses, claims, damages, expenses (including but not limited to reasonable legal fees and expenses), liabilities, joint or several, to which such Holder or any such Affiliate, director, officer, employee or partner or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any “issuer free writing Prospectus” (as defined in Rule 433 under the Securities Act) or any “issuer free writing Prospectus” or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Registering Entity of any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws applicable to the Registering Entity, and the Registering Entity will pay and reimburse such Holder and each such Affiliate, director, officer, partner, employee and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, expense, liability, action or proceeding, provided that the Registering Entity will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such Prospectus or preliminary Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Registering Entity by such Holder expressly for use therein. In connection with an underwritten offering, the Registering Entity, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

(b) In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Registering Entity in writing such information and affidavits as the Registering Entity reasonably requests for use in connection with any such Registration Statement or Prospectus and will indemnify and hold harmless, to the fullest extent permitted by law, the Registering Entity, its directors and officers, each underwriter and each other Person who controls the Registering Entity (within the meaning of the Securities Act) and each such underwriter against any losses, claims, damages, expenses (including but not limited to reasonable legal fees and expenses), liabilities, joint or several, to which such Holder or any such director or officer, any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any “issuer free writing Prospectus” (as defined in Rule 433 under the Securities Act) or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such Prospectus or preliminary Prospectus or any “issuer free writing Prospectus” or any amendment or supplement thereto in reliance upon and in conformity with written information prepared and furnished to the Registering Entity by such Holder expressly for use therein, and such Holder will reimburse the Registering Entity and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, expense, liability, action or proceeding, provided that the obligation to indemnify and hold harmless will be individual and several, not joint and several, to each holder and will be in proportion to and limited to the net amount of proceeds received by such Holder (after underwriting discounts and commissions) from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). The indemnifying party shall not enter into any settlement of the claims so assumed without the consent of the indemnified party, provided, that the consent of the indemnified party will not be required if the settlement involves only the payment of money damages all of which are indemnifiable losses hereunder and does not involve the imposition of any equitable remedy or admission of wrongdoing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the damages for which the indemnifying party is obligated to be greater than such damages would have been had prompt written notice been given.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense. The relative fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 6(e) will be limited to an amount equal to the net proceeds (after underwriting discounts and commissions) to such Holder of the Restricted Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Restricted Securities) or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

7. Participation in Underwritten Registrations.

(a) No Holder may participate in any registration hereunder that is underwritten unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Registering Entity to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Registering Entity’s reasonable requests in connection with such registration or qualification (it being understood that the Registering Entity’s failure to perform its obligations hereunder, which failure is caused by such Holder’s failure to cooperate, will not constitute a breach by the Registering Entity of this Agreement). Notwithstanding the foregoing, no Holder will be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 7(b).

(b) Each Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Registering Entity, after consultation with outside counsel, of the happening of any event of the kind described in Section 4(f) above, such Holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Holder receives copies of a supplemented or amended Prospectus as contemplated by such Section 4(f), provided, however, that the Registering Entity shall promptly use its reasonable best efforts to file a post effective amendment or take such other action so as to obviate the need for such a notice as soon as reasonably practicable in the good faith judgment of the Registering Entity and promptly after filing such amendment (and in any event within 24 hours of such filing) deliver sufficient copies of such supplemented or amended Prospectuses pursuant to Section 4(c) to such sellers to resume such disposition, provided further, however, that such postponement of sales of Registrable Securities by the Holders shall not exceed 120 days in the aggregate in any one year. In the event the Registering Entity gives any such notice, the applicable the period of time during which a Registration Statement is to remain effective pursuant to this Agreement will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 7(b) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended Prospectus contemplated by Section 4(f). In any event, the Registering Entity shall not deliver more than three notices under this Section 7(b) in any one year.

8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the restricted securities to the public without registration, the Registering Entity agrees to:

(i) make and keep adequate current public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times to the extent required to enable the holders of Registrable Securities covered by a Registration Statement to sell such Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 thereunder, and

(ii) file with the Commission in a timely manner all reports and other documents required of the Registering Entity under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

9. Certain Agreements.

(a) Lock Up Agreements. In consideration for the Registering Entity agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Registering Entity’s securities (whether or not such Holder is participating in such registration) upon the request of the Registering Entity and the underwriters managing any underwritten offering of the Registering Entity’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Registering Entity or any securities convertible into or exchangeable or exercisable for any equity securities of the Registering Entity without the prior written consent of the Registering Entity or such underwriters, as the case may be, for such period of time (not to exceed 180 days in the case of the Registering Entity’s initial public offering, or 90 days in the case of any other offering) from the effective date of such registration unless the underwriters managing the registration otherwise agree to a shorter period.

(b) Holdback Agreement. The Registering Entity agrees not to, directly or indirectly, sell, pledge, contract to sell, grant an option to purchase or otherwise dispose of any equity securities of the Registering Entity or any securities convertible into or exchangeable or exercisable for any equity securities of the Registering Entity during the 10 days prior to and during the 90 days (or 180 days in the case of the Registering Entity’s initial public offering) beginning on the effective date of any underwritten registration pursuant to Section 2 or Section 3 (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto) unless the underwriters managing the registration otherwise agree to a shorter period.

10. Term. This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of the Company and each Holder, (b) the date on which no Registrable Securities remain outstanding and (c) the dissolution, liquidation or winding up of the Registering Entity.

11. Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Application” means any application to any Foreign Exchange to have shares traded on such Foreign Exchange, whether or not in connection with a public offering, including copies of all documents submitted to such Foreign Exchange and all amendments thereto, any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in each case including all exhibits, and such other documents as may be reasonably necessary for the purposes of the proposed sale or distribution of Registrable Securities to be made in connection with such application.

“Board” means the board of directors of the Company from time to time.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Exchange” means a stock or securities exchange or quotation system.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Foreign Exchange” means any Exchange outside the United States.

“Holder” means the Shareholders and any transferees of such Shareholder in accordance with the Shareholders’ Agreement (if the Shareholders’ Agreement has not earlier terminated).

“IPO” means the initial public offering of the Ordinary Shares (or securities of IPO Holdco, as applicable) to the general public.

“IPO Holdco” means a new holding company formed as a special purpose vehicle for the IPO; provided that, as part of, or immediately after an IPO, a Shareholder has the right, at its sole option, to cause the Company to exchange any or all of its Ordinary Shares for the securities in such new holding company.

“Ordinary Shares” means a fully paid share in the capital of the Company carrying the rights and obligations set out in the Shareholders’ Agreement and in the Memorandum and Articles of Association (as defined in the Shareholders’ Agreement).

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Prospectus” means the prospectus or prospectuses forming a part of, or deemed to form a part of, or included in, or deemed included in, any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of the states with respect to which Holders notify the Registering Entity of their intention to offer Registrable Securities and, in the case of a sale or distribution of Registrable Securities outside the United States, “Register,” “registered” and “registration” includes any Application.

“Registrable Securities” means (i) any Ordinary Shares or securities of IPO HoldCo, as applicable, (ii) any other stock or securities that the holders of the Ordinary Shares or securities of IPO HoldCo, as applicable, may be entitled to receive, or have received, or (iii) any securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) or (ii) by way of conversion, substitution or exchange thereof or therefor or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering therein, or (y) they have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption from registration under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Request” means an IPO Registration Request or a Post-IPO Registration Request, as applicable. The term Registration Request will also include, where appropriate, a Shelf Registration request made pursuant to Section 2(c).

“Registration Statement” means the registration statement (including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such registration statement) filed with the Commission to effect a registration under the Securities Act and, in the case of a sale or distribution of Registrable Securities outside the United States, “Registration Statement” includes any Application.

“Required Holders” means Holders holding in aggregate at least 10% of the issued and outstanding Ordinary Shares or securities in IPO HoldCo, as applicable.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities hereunder.

“underwritten offering” or “underwritten registration” means a registration in which securities of the Registering Entity are sold to one or more underwriters (as defined in Section 2(a)(11) of the Securities Act) for resale to the public.

12. Miscellaneous.

(a) No Inconsistent Agreements. The Registering Entity will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Registering Entity will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration or qualification for sale by prospectus undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration or qualification (including, without limitation, effecting a share split or a combination of shares).

(c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Registering Entity and the Holders of a majority of the Registrable Securities held by all Holders, provided that in the event that such amendment or waiver would treat a Holder or group of Holders in a manner different from any other Holders, then such amendment or waiver will require the consent of such Holder or the Holders of a majority of the Registrable Securities of such group adversely treated.

(e) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment will have been made, the provisions of this Agreement which are for the benefit of the Holders of the Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein. For the avoidance of doubt, if the Company is not the registering entity in an IPO, it shall cause the registering entity to assume all as the Registering Entity under this Agreement prior to commencement of such IPO.

(f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i) Governing Law. This Agreement and the rights and duties of the parties hereto hereunder shall be governed by and construed in accordance with laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.

(j) Arbitration. For so long as the Shareholders’ Agreement is in effect, if a dispute arises out of or relates to this Agreement or the transactions contemplated hereby, such dispute shall be resolved through arbitration pursuant to the procedures set out in clause 37 of the Shareholders’ Agreement.

(k) Aggregation of Shares. All Registrable Securities held by or acquired by any Affiliate of a Holder will be aggregated together with the Registrable Securities held by such Holder for the purpose of determining the availability of any rights under this Agreement.

(l) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to the Company and the Shareholders in the manner and at the addresses set forth in the Shareholders’ Agreement.

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IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

CYBER ONE AGENTS LIMITED

By:	/s/ Geoffrey DAVIS
Name:	Geoffrey DAVIS
Title:

NEW COTAI, LLC

By:	/s/ Thomas R. BANKS
Name:	Thomas R. BANKS
Title:

SCHEDULE OF SHAREHOLDERS

Name	Address
New Cotai, LLC	c/o New Cotai Holdings, LLC
PMB 145, 2654 W. Horizon Ridge Parkway, B-5
Henderson, Nevada 89052